CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Statement of Financial Position [Abstract]
Trading Securities, Cost	$ 3,239,782	$ 3,268,618	$ 1,977,477
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	46,446,917	46,687,517	46,817,017
Common Stock, Shares, Outstanding	46,446,917	46,687,517	46,817,017